Exhibit 10.8

FIFTH AMENDMENT AND CONSENT

This Fifth Amendment and Consent, dated as of October 6, 2008 (this “Amendment”), to that certain Credit Agreement, dated as of October 26, 2005, among, Alpha NR Holding, Inc., a Delaware corporation (“Holdings”), Alpha Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), the Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders and Issuing Banks, as amended by that certain amendment and consent, dated as of December 22, 2006 (the “First Amendment”), among Holdings, the Borrower and the Administrative Agent, as further amended by that certain second amendment and consent, dated as of June 28, 2007 (the “Second Amendment”), among Holdings, the Borrower and the Administrative Agent, as further amended by that certain third amendment and joinder agreement, dated as of March 28, 2008 (the “Third Amendment”), among Alpha Natural Resources, Inc., a Delaware corporation and the successor by merger to Holdings (“ANR”), the Borrower, the Administrative Agent and the New Revolving Facility Lenders party thereto, as further amended by that certain fourth amendment and consent agreement, dated as of March 31, 2008 (the “Fourth Amendment”), among ANR, the Borrower, the Administrative Agent and the other Loan Parties party thereto (collectively, as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ANR, the Borrower, the Administrative Agent, the Collateral Agent (solely with respect to Section 2 hereof) and the other Loan Parties party hereto.  Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W1TNESSETH:

WHEREAS, the Borrower intends to enter into a Permitted Receivables Financing as contemplated by the Credit Agreement and the other Loan Documents;

WHEREAS, in connection with the Borrower’s contemplated receivables financing, the Borrower and ANR have requested that certain amendments be made to the Credit Agreement as set forth herein;

WHEREAS, the Lenders signatory to an acknowledgment and consent to amendment in the form attached as Exhibit A hereto (an “Acknowledgment and Consent to Amendment”) and the Administrative Agent have agreed to consent to this Amendment on the terms and subject to the conditions herein provided.

Now, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.                      Amendment.

(a)           As of the Effective Date (as defined below), the Administrative Agent (on behalf of the Required Lenders), the Borrower, ANR, each other Loan Party and each Lender signatory to an Acknowledgment and Consent to Amendment hereby agree that the Credit Agreement shall be amended as set forth in the remaining clauses of this Section 1.

(i)           Clause (c) of the definition of “Collateral and Guarantee Requirement” is hereby amended by inserting the words “(including, without limitation, any Special Purpose Receivables Subsidiary that ceases to be an Unrestricted Subsidiary as provided in the final proviso of the definition of “Unrestricted Subsidiary”)” after the words “in the case of any person that becomes a Domestic Subsidiary Loan Party after the Closing Date” in the first and second lines thereof.

(ii)           The definition of “Domestic Subsidiary Loan Party” or “Subsidiary Loan Party” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Domestic Subsidiary Loan Party” or “Subsidiary Loan Party” shall mean (A) each Wholly Owned Subsidiary of the Borrower that is not a Foreign Subsidiary and (B) each Domestic Subsidiary of the Borrower or the Subsidiaries that guarantees any Indebtedness of the Borrower or any of the Subsidiaries; provided that, notwithstanding the foregoing, the terms “Domestic Subsidiary Loan Party” and “Subsidiary Loan Party” shall not include any Unrestricted Subsidiary for so long as it remains an Unrestricted Subsidiary.

(iii)           The definition of “Receivables Assets” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Receivables Assets” shall mean, any Receivable and Related Security from time to time originated, acquired or otherwise owned by the Borrower or any Subsidiary.

(iv)           The definition of “Special Purpose Receivables Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Special Purpose Receivables Subsidiary” shall mean a direct or indirect Subsidiary of the Borrower established in connection with a Permitted Receivables Financing for the acquisition of Receivables Assets or interests therein, which Subsidiary is organized in a manner intended to reduce the likelihood that it would be substantively consolidated with the Borrower or any of the Subsidiaries (other than Special Purpose Receivables Subsidiaries) in the event the Borrower or any such Subsidiary becomes subject to a proceeding under the U.S.  Bankruptcy Code (or other insolvency law).  The board of directors or other applicable governing body of the Borrower shall designate any such Subsidiary as a “Special Purpose Receivables Subsidiary” for purposes of this Agreement and within 3 Business Days of such designation the Borrower will provide to the Administrative Agent a certified copy of the resolutions of the Borrower giving effect to such designation and an officers’ certificate certifying, to such officer’s knowledge and belief after consulting with counsel, that such designated Subsidiary complies with this definition.

(v)           The definition of “Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subsidiary” shall mean, unless the context otherwise requires, a subsidiary of the Borrower.  Notwithstanding the foregoing, the term “Subsidiary” shall not include any Unrestricted Subsidiary except (i) where the term “Subsidiary” is used in Sections 3.01, 3.08, 3.09, 3.10 3.12, 3.14, 3.15, 3.19, 5.04, 5.05, 5.06, 5.07, 5.09(g), 5.13 and 6.08(b) and (ii) for the purpose of determining whether a Default or an Event of Default has occurred under clause (f), (h), (i) or (j) of Section 7.01, the term “Subsidiary” shall include any Unrestricted Subsidiary if such Unrestricted Subsidiary was, as of the last day of the then most recently ended fiscal quarter of the Borrower, a ‘significant subsidiary’ (as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Amendment) of the Borrower; provided, however, that, if it is necessary to exclude more than one Unrestricted Subsidiary from clause (f), (h), (i) or (j) of Section 7.01 in order to avoid a Default or an Event of Default thereunder, all excluded Unrestricted Subsidiaries shall be considered to be a single consolidated Unrestricted Subsidiary for the purpose of determining whether the ‘significant subsidiary’ condition specified in clause (ii) above is satisfied.

(vi)           The definition of “Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Unrestricted Subsidiary” shall mean (i) any person that becomes a subsidiary of the Borrower as a result of an Investment made on or following December 7, 2006 in accordance with Section 6.04 (and any existing or subsequently formed or acquired subsidiary of such person) if (A) such subsidiary does not become a Wholly Owned Subsidiary of the Borrower as a result of such Investment and (B) within 10 Business Days of such Investment, the Borrower provides written notice to the Administrative Agent (x) identifying the person that has become a subsidiary of the Borrower as a result of such Investment and (y) specifying that, pursuant to a resolution of the board of directors or other applicable governing body of the Borrower, such subsidiary shall be deemed to be an Unrestricted Subsidiary; provided that any such subsidiary of the Borrower that is an Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary, and may not be re-designated as an Unrestricted Subsidiary, upon receipt by the Administrative Agent of written notice from the Borrower that from and after such notice such subsidiary shall cease to be an Unrestricted Subsidiary and (ii) any Subsidiary designated as a Special Purpose Receivables Subsidiary in accordance with the definition thereof; provided that any such Special Purpose Receivables Subsidiary of the Borrower that is an Unrestricted Subsidiary shall, upon the termination of any such Permitted Receivables Financing (other than as a result of an event of default thereunder unless and until the obligations thereunder are repaid in fu)l), cease to be an Unrestricted Subsidiary and may not be re-designated as an Unrestricted Subsidiary.

(b)           Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (in correct alphabetical order):

“Collections” means, with respect to any Receivable: (a) all funds that are received by any Loan Party (or any Affiliate) or a Special Purpose Receivables Subsidiary in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related obligor or any other Person directly or indirectly liable for the payment of such Receivable and available to be applied thereon), (b) all deemed collections determined pursuant to a Permitted Receivables Financing and (c) all other proceeds of such Receivable.

“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an obligor becomes or is obligated to make payment in respect of such Receivable.

“Receivable” means any indebtedness and other obligations owed to any Loan Party or a Special Purpose Receivables Subsidiary or any right of a Special Purpose Receivables Subsidiary or any Loan Party to payment from or on behalf of a purchaser of goods from Alpha Coal Sales Co., LLC or any right to reimbursement for funds paid or advanced by a Special Purpose Receivables Subsidiary or any Loan Party on behalf of a purchaser of goods from Alpha Coal Sales Co., LLC, whether constituting an account, chattel paper, payment intangible, instrument or general intangible, however arising (whether or not earned by performance), and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto (it being understood that indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction).

“Related Security” means, with respect to any Receivable:

(a)           all of a Special Purpose Receivables Subsidiary and any Loan Party’s interest in any goods (including returned goods), and documentation of title evidencing the shipment or storage of any goods (including returned goods), the sale of which gave rise to such Receivable;

(b)           all instruments and chattel paper that may evidence such Receivable (and do not evidence any asset that is not a Receivable);

(c)           all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto;

(d)           solely to the extent applicable to such Receivable, the rights interests and claims under the Contracts and all guaranties, indemnities, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise; and

(e)           all of a Special Purpose Receivables Subsidiary’s rights, interests and claims under the Permitted Receivables Documents.

(c)           Section 2.10(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)           Any Lender holding Tranche B Term Loans may elect, on not less than two Business Days’ prior written notice to the Administrative Agent with respect to any mandatory prepayment made pursuant to Section 2.11(c) not to have such prepayment applied to such Lender’s Tranche B Term Loans, in which case, the full amount not so applied shall be retained by the Borrower.

(d)           Section 5.09(0 of the Credit Agreement is hereby amended and restated in its entirety follows:

(f)           The Collateral and Guarantee Requirement and the other provisions of this Section 5.09 need not be satisfied with respect to (i) any Material Real Property held by any Covenant Loan Party as a lessee under a lease only to the extent that such lease does not permit the granting of a mortgage or lien thereon and consent has not been obtained, provided, however that mortgages shall be granted subject to savings clauses in such cases to the extent such consents are not obtained; provided, however, the Covenant Loan Parties shall use commercially reasonable efforts to obtain the consent of the landlord under such lease to the extent required to grant a Mortgage thereon, (ii) any Equity Interests acquired after the Closing Date in accordance with this Agreement if, and to the extent that, and for so long as (A) doing so would violate applicable law or a contractual obligation binding on such Equity Interests and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Subsidiary (provided that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that is a Subsidiary but excluding Dominion Terminal Associates and Excelven Pty Limited), (iii) any assets acquired after the Closing Date, to the extent that, and for so long as, taking such actions would violate a contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets (except in the case of assets acquired with Indebtedness permitted pursuant to Section 6.01(i) that is secured by a Lien permitted pursuant to Section 6.02(i)), (iv) any asset of a Foreign Subsidiary if the granting of a Lien on such asset would result in materially adverse tax or legal consequences to ANR, Inc. and its Subsidiaries (as determined by the Borrower reasonably and in good faith), (v) any asset of a Foreign Subsidiary if the Borrower demonstrates to the Collateral Agent and the Collateral Agent determines (in its reasonable discretion) that the cost of the satisfaction of the Collateral and Guarantee Requirement of this Section 5.09 with respect thereto exceeds the value of the security offered thereby, (vi) any Equity Interests of any Special Purpose Receivables Subsidiary or (vii) any promissory note made in favor of any Subsidiary Loan Party by any Special Purpose Receivables Subsidiary with respect to the purchase price of Receivables from such Subsidiary Loan Party in connection with a Permitted Receivables Financing; provided that, upon the reasonable request of the Collateral Agent, the Borrower shall, and shall cause any applicable Subsidiary Loan Party to, use commercially reasonable efforts to have waived or eliminated any contractual obligation of the types described in clauses (ii) and (iii) above, other than those set forth in a joint venture agreement to which the Borrower or any Subsidiary is a party.

(e)           Section 5.09 of the Credit Agreement is hereby amended by adding a new subsection (g) as follows:

(g)           ANR and the other Loan Parties hereby agree that notwithstanding the existence of any Permitted Receivables Financing, any and all payments by any Special Purpose Receivables Subsidiary to, and all proceeds of any Permitted Receivables Financing payable to, any Loan Party (or to any other Person that is required to be a Loan Party hereunder) shall be made to and deposited in one or more deposit or securities accounts subject to the Collateral and Guarantee Requirement set forth herein, with such deposit or securities accounts subject at all times to control agreements in favor of, and in form and substance reasonably satisfactory to, the Collateral Agent.

(f)           Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 6.08.  Business of ANR, Inc., the Borrower and the Subsidiaries.

(a)           Notwithstanding any other provisions hereof, engage at any time in any business or business activity other than any business or business activity conducted by it on the Closing Date and any business or business activities incidental or related thereto, or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto, including (i) the consummation of the Transactions, and (ii) any business or business activity in the energy and/or mining industries so long as the coal mining industry shall remain the core business activity of the Loan Parties and their Subsidiaries, taken as a whole; provided, that ANR, Inc. shall not (i) acquire Equity Interests in any Person other than the Borrower or acquire any division of or assets constituting a line of business of any other Person or engage in any line of business, (ii) create, incur, assume or permit to exist any Lien on the Equity Interests of the Borrower (other than Liens in favor of the Collateral Agent and Liens permitted by Section 6.02(d), (e), (j) or (o)) or (iii) incur any Indebtedness other than its Guarantee of the obligations under the Facilities, the Senior Note Indenture, the Traveler’s Documents and other obligations of the Borrower and the Subsidiaries; provided, that ANR, Inc. may incur Indebtedness if, at the time of incurrence thereof, no Default or Event of Default would result therefrom and the Covenant Loan Parties are in compliance on a Pro Forma Basis with the Financial Performance Covenants.

(b)           Notwithstanding any other provision of this Agreement, no Subsidiary that is a Special Purpose Receivables Subsidiary shall engage in any business or business activity other than a Permitted Receivables Financing.

(g)           Section 6.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)           During any fiscal year the Borrower and the Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed (subject to paragraph (b) below) $200,000,000 in any fiscal year.

(h)           Section 7.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)           default shall be made in the due observance or performance by (i) the Borrower or any of the Subsidiaries of any covenant, condition or agreement contained in Section 5.01(a) (with respect to the Borrower), 5.05(a), 5.08, 5.09(d) or in Article VI, (ii) ANR, Inc. of any covenant, condition or agreement contained in Section 6.08(a) or 6.14 or (iii) any Special Purpose Receivables Subsidiary of any covenant, condition or agreement contained in Section 6.08(b);

(i)           Section 9.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 9.18.  Release of Liens and Guarantees.  In the event that any Loan Party conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of any of the Equity Interests or assets of any Subsidiary Loan Party to a person that is not (and is not required to become) a Loan Party in a transaction not prohibited by Section 6.05 or Section 6.08, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by ANR, Inc. or the Borrower and at the Borrower’s expense to release any Liens created by any Loan Document in respect of such Equity Interests or assets, and, in the case of a disposition of the Equity Interests or assets of any Subsidiary Loan Party in a transaction permitted by Section 6.05 and as a result of which such Subsidiary Loan Party would cease to be a Subsidiary, terminate such Subsidiary Loan Party’s obligations under its Guarantee.  In addition, the Administrative Agent and the Collateral Agent agree to take such actions as are reasonably requested by ANR, Inc. or the Borrower and at the Borrower’s expense to terminate the Liens and security interests created by the Loan Documents when all the Obligations are paid in full and all Letters of Credit and Commitments are terminated.  Any representation, warranty or covenant contained in any Loan Document relating to any such Equity Interests, asset or subsidiary of the Borrower shall no longer be deemed to be made once such Equity Interests or asset is so conveyed, sold, leased, assigned, transferred or disposed of.  In addition, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by ANR, Inc. or the Borrower (at the Borrower’s expense) to release any Liens created by any Loan Document in respect of Collateral constituting Receivables Assets in connection with any Permitted Receivables Financing.

Section 2.                      Transfer and Release of Interest in Account.  Notwithstanding Section 5.2(d) of the Guarantee and Collateral Agreement and the Collateral and Guarantee Requirement set forth in the Credit Agreement, the Collateral Agent and the Lenders having executed and delivered an Acknowledgment and Consent to Amendment (such Lenders constituting the Required Lenders for purposes of the Credit Agreement) hereby (i) acknowledge that in connection with the Borrower’s contemplated receivables financing, that certain account number 5801048603, maintained at LaSalle Bank National Association (the “Lockbox Account”) and the funds on deposit therein shall be transferred from the Borrower to ANR Receivables Funding, LLC (the “SPV”) and (ii) agree that effective immediately upon such transfer from the Borrower to the SPV, the Collateral Agent (for itself and on behalf of the other Lenders) releases all of its right, remedies, powers, privileges, title and interest in and to such Lockbox Account and all amounts on deposit therein and proceeds thereof (including any investment property acquired with such proceeds).  Notwithstanding the previous sentence, no transfer of the Lockbox Account or the funds on deposit therein shall be permitted for any reason other than in connection with a Permitted Receivables Financing and as specifically contemplated above, and transfer for any other reason shall be deemed to be a breach of the covenant in Section 5.2(d) of the Guarantee and Collateral Agreement.

Section 3.                      Conditions Precedent.  This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

(a)           Certain Documents.  The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i)           this Amendment, duly executed by each of the Borrower and ANR, on behalf of itself and each other Loan Party, and the Administrative Agent;

(ii)           an Acknowledgment and Consent to Amendment, in the form set forth hereto as Exhibit A, duly executed by each of.  the Required Lenders; and

(iii)           such additional docu mental ion as the Administrative Agent may reasonably require.

(b)           Payment of Costs and Expenses.  The Administrative Agent and the Lenders shall have received payment of all fees, costs and expenses, including, without limitation, all costs and expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document, as required by Section 5 hereof.

(c)           Representations and Warranties.  Each of the representations and warranties contained in Section 4 below shall be true and correct.

Section 4.                      Representations and Warranties.  Each of ANR and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:

(a)           After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date;

(b)           Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each Loan Party, and this Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and

(c)           At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 5.                      Costs and Expenses.  The Borrower agrees to reimburse the Agents for their costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 9.05(a) of the Credit Agreement.

Section 6.                      Reference to and Effect on the Loan Documents.

(a)           As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b)           Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

(d)           Each of ANR, the Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

Section 7.                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

Section 8.                      Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 9.                      Loan Document and Integration.  This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

Section 10.                    Headings.  Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 11.                    Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

ALPHA NATURAL RESOURCES, INC.,
as successor by merger to Holdings

By:	/s/ Vaughn Groves
Name: Vaughn Groves
Title: Vice President

ALPHA NATURAL RESOURCES, INC.,
as Borrower

By:	/s/ Vaughn Groves
Name: Vaughn Groves
Title: Vice President

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:	/s/ Raymond G. Dunning
Name: Raymond G. Dunning
Title: Vice President

Solely with respect to Section 2 hereof:

CITICORP NORTH AMERICA, INC.,
as Collateral Agent

By:	/s/ Raymond G. Dunning
Name: Raymond G. Dunning
Title: Vice President

[Signature Page – Fifth Amendment and Consent to Credit Agreement]

For the purposes of Section 6(d) hereof, each other Loan Party set forth below hereby consents to this Amendment and confirms that all guaranties, security interest and Liens granted by it, and all its other obligations, pursuant to the Loan Documents (as amended hereby) remain in full force and effect.

ALPHA COAL SALES CO., LLC
(a/k/a Metcoal Sales; a/k/a Spectrum Laboratories)
ALPHA NATURAL RESOURCES CAPITAL CORP.
ALPHA TERMINAL COMPANY, LLC
ESPERANZA COAL CO., LLC
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
MAXXIM REBUILD CO., LLC
MAXXIM CARBON RESOURCES, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, INC.
ALPHA NATURAL RESOURCES SERVICES, LLC
MAXXIM SHARED SERVICES, LLC
AMFIRE WV, L.P.
BROOKS RUN MINING COMPANY, LLC
COBRA NATURAL RESOURCES, LLC
KINGWOOD MINING COMPANY, LLC
AMFIRE MINING COMPANY, LLC
ENTERPRISE MINING COMPANY, LLC
ENTERPRISE LAND AND RESERVES, INC.
RIVERSIDE ENERGY COMPANY, LLC
SOLOMONS MINING COMPANY
BLACK DOG COAL CORP.
PARAMONT COAL COMPANY VIRGINIA, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC

By:	/s/ Vaughn Groves
Name: Vaughn Groves
Title: Vice President

[Signature Page – Fifth Amendment and Consent to Credit Agreement]

For the purposes of Section 6(d) hereof, each other Loan Party set forth below hereby consents to this Amendment and confirms that all guaranties, security interest and Liens granted by it, and all its other obligations, pursuant to the Loan Documents (as amended hereby) remain in full force and effect.

HERNDON PROCESSING COMPANY, LLC
KEPLER PROCESSING COMPANY, LLC
LITWAR PROCESSING COMPANY, LLC
PREMIUM ENERGY, LLC
BUCHANAN ENERGY COMPANY, LLC
CALLAWAY LAND AND RESERVES, LLC
NICEWONDER CONTRACTING, INC.
TWIN STAR MINING, INC.
VIRGINIA ENERGY COMPANY, LLC
             (a/k/a Alpha Virginia Energy Company, LLC)
PALLADIAN HOLDINGS, LLC
PALLADIAN LIME, LLC
WHITE FLAME ENERGY, INC.
POWERS SHOP, LLC

By:	/s/ Vaughn Groves
Name: Vaughn Groves
Title: Vice President

ALPHA LAND AND RESERVES, LLC

By:	/s/ Vaughn Groves
Name: Vaughn Groves
Title: President and Manager

[Signature Page – Fifth Amendment and Consent to Credit Agreement]

Exhibit A

Acknowledgement And Consent to Amendment

To:	CITICORP NORTH AMERICA, INC., as Administrative Agent
388 Greenwich Street
New York, New York 10013

Attention:  Mason McGurrin

RE:  ALPHA NATURAL RESOURCES, LLC

Reference is made to Credit Agreement, dated as of October 26, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alpha NR Holding, Inc., a Delaware corporation (“Holdings”), Alpha Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders and Issuing Banks.  Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

Alpha Natural Resources, Inc., a Delaware corporation and the successor by merger to Holdings and the Borrower have requested that the Lenders consent to an amendment to the Credit Agreement on the terms described in the Fifth Amendment and Consent (the “Amendment”), the form of which is attached hereto.

Pursuant to Section 9.08 of the Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment and authorizes the Administrative Agent to execute and deliver the Amendment on its behalf.

Very truly yours,

Name of Lender

By:
Name:
Title:

Dated as of                                                      , 2008

[Lender Acknowledgment to Fifth Amendment and Consent to Credit Agreement]